Exhibit 10.8

NICHOLAS FINANCIAL, INC.
Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
123 AUTO LLC
12K & UNDER MOTORS
1ST AUTO SALES INC
1ST CHOICE CAROLINA CARS
1ST STOP MOTORS INC
247 AUTO SALES
27 MOTORS
2ND CHANCE AUTO OF ALABAMA LLC
31-W AUTO SALES LLC
4042 MOTORS LLC
4042 MOTORSPORTS LLC
5 POINTS AUTO MASTERS
5 STAR AUTO PLEX
5 STAR AUTO PLEX
5 STAR INDY AUTO LLC
83 AUTO SALES LLC
A & D MOTORS SALES CORP
A & D MOTORS, INC.
A PLUS CAR SALES & RENTALS INC
A.R.J.’S AUTO SALES, INC
A-1 AUTO GROUP LLC
A1 MOTORS INC
AACC AUTO CAR SALES, INC
ACES AUTO MART
ACORN MOTOR GROUP LLC
ACTION AUTO SALES
ACTION MOTORS, INC.
ACTIVE AUTO SALES
ADAMSON FORD LLC
ADVANCED AUTO BROKERS, INC.
AFFORDABLE AUTO MOTORS, INC
AFFORDABLE AUTO SALES
AFFORDABLE USED CARS & TRUCKS
AJ CAR SALES
AJ’S AUTO
AK IMPORTS AUTO SALES
ALEXIS MOTORCAR LLC
ALFA AUTO MALL LLC
ALL ABOUT AUTO’S INC
ALL AMERICAN AUTO MART
ALL AMERICAN AUTO SALES INC
ALL CARS LLC
ALL STAR DODGE CHRYSLER JEEP
ALLAN VIGIL FORD

DEALER NAME
ALLEN TURNER AUTOMOTIVE
ALLSTAR MOTORS, INC.
ALLURE AUTO SALES LLC
AL’S AUTO MART
ALTAMAHA MOTORS LLC
ALTERNATIVES
AMERICAN AUTO SALES WHOLESALE
AMERICAN SALES & LEASING INC
AMERIFIRST AUTO CENTER, INC.
AMS CARS
ANDY MOHR FORD, INC.
ANSWER ONE MOTORS
ANTHONY PONTIAC GMC BUICK INC
ANY CAR USA
APPROVAL AUTO CREDIT INC.
APPROVED AUTOS LLC
ARAK AUTO SALES & SERVICES INC
ARC AUTO LLC
ARENA AUTO SALES
ARES FINANCIAL SERVICES LLC
ARMANDOS INC
ASANKA CARS.COM
ATA TRUCK & AUTO SALES
ATCHINSON FORD SALES
ATL AUTOS .COM
ATLANTA AUTO BROKERS
ATLANTA LUXURY MOTORS INC
ATLANTA USED CARS CENTER, INC
ATLANTIS RENT A CAR AND
AUFFENBERG USED CARS
AURORA MOTOR CARS
AUTO BANK
AUTO CENTERS ST CHARLES LLC
AUTO CITY LLC
AUTO CLUB OF MIAMI
AUTO CLUB OF SOUTHWEST FLORIDA
AUTO CONNECTION JAX LLC
AUTO CREDIT & FINANCE CORP
AUTO DEALER SOLUTIONS INC
AUTO DIRECT COLUMBUS OH
AUTO DIRECT PRE-OWNED
AUTO ENTERPRISE CO
AUTO EXPO HOUSTON
AUTO EXPRESS ENTERPRISE INC

DEALER NAME
AUTO GALAXY INC
AUTO GLOBAL
AUTO GROUP USA
AUTO HUB PLUS INC
AUTO JUNCTION LLC
AUTO LIBERTY OF ARLINGTON
AUTO LINE, INC.
AUTO LIQUIDATORS OF TAMPA, INC
AUTO MAC 2
AUTO MALL OF TAMPA INC
AUTO MASTERS AUTO SALES LLC
AUTO MAX TOLEDO
AUTO NETWORK OF THE TRIAD LLC
AUTO NETWORK, INC.
AUTO OPTION LLC
AUTO PALACE
AUTO PASS SALES & SERVICE CORP
AUTO PLANET II INC
AUTO PROFESSION CAR SALES 2
AUTO PROFESSIONAL CAR SALES
AUTO RITE, INC
AUTO SELECT
AUTO SELECT INC
AUTO SELECTION OF CHARLOTTE
AUTO SMART PINEVILLE INC
AUTO SOLUTIONS
AUTO SOURCE CAROLINA LLC
AUTO TRADEMARK
AUTO TREE
AUTO UNION OF MIAMI INC
AUTO VILLA
AUTO VILLA OUTLET
AUTO VILLA WEST
AUTO VILLAGE
AUTO WAREHOUSE INC
AUTO WEEKLY SPECIALS
AUTO WISE AUTO SALES
AUTO WORLD
AUTOLAND
AUTOLINK
AUTOMAC USA INC
AUTOMALL 59
AUTOMAR CAR SALES INC
AUTOMAX

DEALER NAME
AUTOMAX ATLANTA
AUTOMAX CHRYSLER DODGE JEEP
AUTOMOBILE COMMODITY LLC
AUTOMONSTA
AUTOMOTIVE WHOLESALE CENTER
AUTONET GROUP LLC
AUTONOMICS
AUTORAMA PREOWNED CARS
AUTORANGE INC
AUTORV MART
AUTOTEAM INC
AUTOTEAM OF VALDOSTA LLC
AUTOWAY TOYOTA
AUTOWORLD OF GREENWOOD LLC
AUTOWORLD USA
AXELROD PONTIAC
AXIOM MOTORS
B AND B AUTO BROKERS LLC
BALLPARK AUTO LLC
BANK AUTO SALES
BARGAIN SPOT CENTER
BARNWELL STREET INC
BARTELL AUTOMOTIVE GROUP LLC
BARTS CAR STORE INC
BARTS CAR STORE INC
BATES FORD INC
BEACH AUTO BROKERS, INC
BEACH BOULEVARD AUTOMOTIVE INC
BEDFORD AUTO WHOLESALE
BEHLMANN ST PETERS PREOWNED
BELLS AUTO SALES
BEN MYNATT NISSAN
BENSON CADILLAC NISSAN, INC.
BENSON NISSAN
BEREA AUTO MALL
BESSEMER CHR LLC
BEST AUTO SELECTION INC
BEST CARS KC INC
BEST DEALS CARS INC
BEST DEALS ON WHEELS AUTO
BEST PRICE DEALER INC
BEST VALUE AUTO SALES INC
BESTWAY AUTO BROKERS LLC
BETTER VALUE AUTOS, INC.

DEALER NAME
BEXLEY MOTORCAR COMPANY LLC
BIARTI AUTO SALES LLC
BIC MOTORS LLC
BIG BLUE AUTOS, LLC
BIG CHOICES AUTO SALES INC
BIG O DODGE OF GREENVILLE, INC
BILL BLACK CHEVROLET,
BILL KAY FORD INC
BILL PENNEY TOYOTA
BILLS AUTO SALES & LEASING,LTD
BILLY RAY TAYLOR AUTO SALES
BILTMORE MOTOR CORP.
BLUE SPRINGD FORD SALES INC
BOB MAXEY FORD
BOB PULTE CHEVROLET GEO, INC.
BOBB SUZUKI
BOOMERS TRUCKS & SUVS LLC
BOULEVARD AUTO EXCHANGE 2 INC
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRAMAN HONDA OF PALM BEACH
BRAMLETT PONTIAC INC
BRAZIL AUTO MALL INC
BRECKENRIDGE MOTORS EAST LLC
BREVARD VALUE MOTORS
BRIDGEVIEW AUTO SALES INC
BRIGGS KIA
BRONDES FORD MAUMEE LTD
BROOKS AUTO SALES
BROTHERS CHEVROLET OLDSMOBILE
BROWN’S AUTO SALES
BRYANT AUTO SALES INC
BUCKEYE NISSAN, INC.
BUD LAWRENCE INC
BUDGET CAR SALES & RENTALS
BUDGET MOTORCARS
BUY IT RIGHT AUTO SALES LLC
BUY RIGHT AUTO SALES INC
BUYERS CHOICE AUTO CENTER LLC
BUZZ KARZ LLC
BYERLY FORD-NISSAN, INC
BYERS IMPORTS
BYERS KIA
C & J AUTO WORLD LLC

DEALER NAME
C & N AUTO SALES LLC
C & S SALES
C.W. MOTORS INC
CADILLAC OF NOVI INC
CALIFORNIA AUTO CONNECTION INC
CALVARY CARS & SERVICE, INC
CANNON BUICK-MITSUBISHI
CAPITAL CITY IMPORTS
CAPITAL MOTORS
CAPITAL MOTORS LLC
CAPITOL AUTO
CAR BAZAAR INC OF FRANKLIN
CAR BIZ LLC
CAR BOSS LLC
CAR CHOICE
CAR COUNTRY
CAR CREDIT INC
CAR DEPOT
CAR FACTORY OUTLET
CAR LEGENDS
CAR MART FL.COM
CAR NATION LLC
CAR SMART
CAR SOURCE, LLC.
CAR TOWN KIA USA
CAR ZONE INC
CARDINAL MOTORS INC
CAREY PAUL HONDA
CARISMA AUTO GROUP
CARL GREGORY CHRYSLER-DODGE-
CARLINK MOTORS CORPORATION
CARMA AUTOMOTIVE GROUP
CARMART AUTO SALES
CARMART AUTO SALES INC
CARMART USA LLC
CARMEL MOTORS
CAROLINA AUTO EXCHANGE
CAROLINA AUTO SALEZ LLC 1
CAROLINA AUTO SPORTS
CARPLUS AUTO SALES INC
CARS & CREDIT OF FLORIDA
CARS 4 YOU LLC
CARS GONE WILD II LLC
CARS N CARS, INC.

DEALER NAME
CARS OF JAX INC
CARS PLUS LLC
CARS TRUCKS & CREDIT INC
CARSMART AUTO SALES LLC
CARSMART, INC.
CARTROPIX
CARZONE USA
CAS SALES & RENTALS
CASH & DASH AUTO SALES INC
CAVALIER AUTO SALES INC
CC MOTORS INC
CD S AUTOMOTIVE INC
CEDARCREST AUTO BROKERS,LLC
CENTRAL MOTOR WERKS, INC
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHAMPS AUTO SALES INC
CHARLES BARKER PREOWNED OUTLET
CHARLOTTE MOTOR CARS LLC
CHATHAM PARKWAY TOYOTA
CHEVROLET OF SPARTANBURG
CHICAGO AUTO DEPOT INC
CHICAGO MOTORS INC
CHIPINQUE AUTO SALES INC
CHRIS CARROLL AUTOMOTIVE
CHRIS LEITH AUTOMOTIVE INC
CHRIS SPEARS PRESTIGE AUTO
CHRYSLER JEEP AT POSNER PARK
CINCINNATI USED AUTO SALES
CIRCLE CITY ENTERPRISES, INC.
CITY AUTO SALES
CITY HYUNDAI
CITY STYLE IMPORTS INC
CITY USED CARS, INC
CITY WIDE AUTO CREDIT
CJ’S AUTO STORE
CJ’S AUTO STORE WEST
CLARK CARS INC
CLARK’S SUNSHINE
CLARKSVILLE AUTO SALES
CLASSIC BUICK OLDSMOBILE
CLAY COOLEY TOYOTA OF HAZELWOO
CLEVELAND AUTO MART
CLIFF & SONS AUTO SALES

DEALER NAME
COASTAL AUTO GROUP INC. DBA
COASTAL CHEVROLET, INC.
COBRA SALES LLC
COLON AUTO SALES INC
COLUMBUS AUTO RESALE, INC
COLUMBUS AUTO SOURCE
COMBS & CO
COMMONWEALTH DODGE LLC
CONCOURS AUTO SALES, INC.
CONTEMPORARY MITSUBISHI
CONWAY HEATON INC
CONWAY IMPORTS AUTO SALES
COOK & REEVES CARS INC
COPELAND MOTOR COMPANY
CORAL WAY AUTO SALES INC
CORLEW CHEVROLET CADILLAC OLDM
CORPORATE CARS INC
CORPORATE FLEET MANAGEMENT
COUCH MOTORS LLC
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN FORD- JOHNSTOWN
COUGHLIN FORD OF CIRCLEVILLE
COUNTRY HILL MOTORS INC
COUNTRY HILL MOTORS, INC.
COURTESY CHRYSLER JEEP DODGE
COURTESY FORD
COURTESY PALM HARBOR HONDA
COURTESY TOYOTA
CRABBS AUTO SALES
CRAIG & LANDRETH INC
CRAMER HONDA OF VENICE
CRAMER TOYOTA OF VENICE
CREDIT SOLUTION AUTO SALES INC
CRESTMONT CADILLAC
CRESTMONT HYUNDAI, LLC
CRM MOTORS, INC.
CRONIC CHEVROLET OLDSMOBILE
CRONIC CHEVROLET, OLDSMOBILE-
CROSS KEYS AUTO INC
CROSS MOTORS CORPORATION
CROWN BUICK GMC
CROWN KIA
CROWN KIA
CROWN MOTORS INC

DEALER NAME
CROWN NISSAN GREENVILLE
CRUISER AUTO SALES
CRYSTAL LAKE CHRYSLER JEEP INC
CUNNINGHAM MOTORS
DAILEY AUTO SALES LLC
DAN CUMMINS CHV BUICK PONTIAC
DAN TOBIN PONTIAC BUICK GMC
DAN TUCKER AUTO SALES
DANE’S AUTO SALES LLC
DAVE GILL PONTIAC GMC
DAVE SINCLAIR LINCOLN
DAVES JACKSON NISSAN
DAVID SMITH AUTOLAND, INC.
DAWSON’S AUTO & CYCLE LLC
DAWSONS AUTO & TRUCK SALES INC
DAYTON ANDREWS INC.
DBA AUTONATION CHEVROLET
DEACON JONES AUTO PARK
DEALS 4U AUTO LLC
DEALZ AUTO TRADE
DEALZ ON WHEELZ LLC
DEAN SELLERS, INC.
DEEP SOUTH SPECIALTIES LLC
DENNIS AUTO POINT
DEPENDABLE MOTOR VEHICLES INC
DESTINYS AUTO SALES
DIAMOND K MOTORS LLC
DICK BROOKS HONDA
DICK NORRIS BUICK
DICK SCOTT DODGE
DIMMITT CHEVROLET
DIRECT AUTO EXCHANGE, LLC
DIRECT AUTOMOTIVE
DIRECT SALES & LEASING
DISCOUNT AUTO MART INC
DISCOVERY AUTO CENTER LLC
DIXIE IMPORT INC
DIXIE WAY MOTORS INC
DODGE OF ANTIOCH INC
DOGWOOD AUTO WORKS INC
DON AYERS PONTIAC INC
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON MARSHALL CHYSLER CENTER

DEALER NAME
DON REID FORD INC.
DON SITTS AUTO SALES INC
DONLEY FORD LINCOLN
DORAL CARS OUTLET
DOUGLAS AUTO SALES INC
DOUG’S AUTO SALES INC
DRIVE AUTO SALES
DRIVE OUT AUTO INC
DRIVE WITH PRIDE INC
DRIVEMAX, INC.
DRIVEN AUTO SALES LLC
DRIVERIGHT AUTO SALES, INC.
DRIVERS WORLD
DUBLIN CADILLAC NISSAN GMC
DUNN CHEVROLET OLDS INC.
DURHAMS AUTO MART
DYNAMIC MOTOR COMPANY LLC
DYNASTY MOTORS
E & R AUTO SALES INC
E Z PAY AUTO SALE INC
EAGLE ONE AUTO SALES
EASLEY MITSUBISHI’S THE
EAST ANDERSON AUTO SALES
EAST BEACH AUTO SALES
EAST LIMESTONE AUTOPLEX INC
EASTERN AUTO SALES NC LLC
EASTGATE MOTORCARS, INC
EASY AUTO AND TRUCK
ECONO AUTO SALES INC
ED KOEHN FORD OF WAYLAND
ED MORSE MAZDA LAKELAND
ED VOYLES HYUNDAI
ED VOYLES KIA OF CHAMBLEE
EDDIE MERCER AUTOMOTIVE
EDEN AUTO SALES
EDWARDS CHEVROLET CO
EJ’S AUTO WORLD, INC.
ELEPHANT AUTOGROUP
ELITE AUTO SALES OF ORLANDO
ELITE AUTO SOLUTIONS
ELITE LEVEL AUTO INC
ELITE MOTORS
EMJ AUTOMOTIVE REMARKETING
EMPIRE AUTO SALES & SERVICE

DEALER NAME
EMPIRE AUTOMOTIVE GROUP
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING COMPANY
ENTERPRISE LEASING COMPANY
ERNEST MOTORS, INC.
ETTLESON HYUNDAI LLC
EXCEL AUTO SALES
EXECUTIVE CARS LLC
EXECUTIVE MOTORS
EXOTIC MOTORCARS
EXPRESS AUTO SALES LLC
EXPRESS MOTORS LLC
EZ CAR CONNECTION LLC
F4 MOTORS
FACTORY DIRECT AUTO
FAIRLANE FORD SALES, INC.
FAITH MOTORS, INC.
FANELLIS AUTO
FERCO MOTORS CORP
FERMAN NISSAN
FIAT OF WINTER HAVEN
FINAST AUTO SALES
FIRKINS C.P.J.S.
FIRST CHOICE AUTOMOTIVE INC
FIRST CLASS AUTO SALES LLC
FIRST CLASS MOTORS INC
FIRST STOP AUTO SALES
FIRST UNION AUTOMOTIVE LLC
FITZGERALD MOTORS, INC.
FIVE STAR AUTOS INC
FIVE STAR CAR & TRUCK
FIVE STAR FORD STONE MOUNTAIN
FLAMINGO AUTO SALES
FLETCHER CHRYSLER PRODUCTS INC
FLORENCE AUTO MART INC
FLORIDA AUTO EXCHANGE
FLORIDA AUTO SALES AND REPAIR
FLORIDA CARS USA
FLORIDA MOTORS
FLORIDA TRUCK SALES
FLOW MOTORS
FOOTHILL FORD
FORT WALTON BEACH

DEALER NAME
FORT WAYNE AUTO CONNECTION LLC
FORTUNE MOTOR GROUP
FRANCO AUTO MOTORS LLC
FRANK LETA HONDA
FRANK MYERS AUTO SALES, INC
FRED MARTIN FORD
FREEDOM AUTOMOTIVE GROUP LLC
FRENSLEY CHRYSLER PLYMOUTH
FRIENDLY FINANCE AUTO SALES
FRONTIER MOTORS INC
FROST MOTORS
G & J MOTORSPORTS INC
G BROTHERS AUTO BROKERS INC
G E A AUTO SALES
GAINESVILLE AUTO KI LLC
GAINESVILLE DODGE
GANLEY LINCOLN MERCURY
GATES CHEV PONT GMC BUICK
GATEWAY AUTO PLAZA
GATEWAY BUICK GMC
GATOR CHRYSLER-PLYMOUTH, INC.
GE MOTORS 1 LLC
GENERAL AUTO LLC
GENESIS AUTO SALES LLC
GEN-X CORP
GEOFF ROGERS AUTOPLEX
GEORGE NAHAS CHEVROLET INC
GEORGETOWN AUTO SALES
GEORGIA AUTO WORLD LLC
GEORGIA IMPORT AUTO
GINN MOTOR COMPANY
GLADDING CHEVROLET, INC.
GLADSTONE AUTO INC
GLEN BURNIE AUTO EXCHANGE, INC
GLOBAL MOTORS INC
GLOVER AUTO SALES
GMT AUTO SALES, INC
GOLD KEY AUTO INC
GOLDEN OLDIES
GOOD MOTORS, INC.
GOOD RIDES INC
GOOD TO GO AUTO SALES, INC.
GR MOTOR COMPANY
GRAHAM MOTOR COMPANY

DEALER NAME
GRANT MOTORS CORP.
GRAVITY AUTOS ROSWELL
GREAT BRIDGE AUTO SALES
GREAT LAKES HONDA
GREEN AUTO SALES INC
GREEN LIGHT CAR SALES
GREEN’S TOYOTA
GREG SWEET CHEVY BUICK OLDS
GRIFFIN FORD SALES, INC.
GROTE AUTOMOTIVE INC
GROW AUTO FINANCIAL INC
GUARANTEED CARS & CREDIT
GULF ATLANTIC WHOLESALE INC
GWINNETT MITSUBISHI
GWINNETT PLACE NISSAN
GWINNETT SUZUKI
H & H AUTO SALES
H GROUP AUTO SALES
HAGGERTY BUICK GMC INC
HAIMS MOTORS INC
HAIMS MOTORS INC
HAMILTON CHEVROLET INC
HAMMCO INC
HANNA IMPORTS
HAPPY HYUNDAI
HARBOR CITY AUTO SALES, INC.
HARDIN COUNTY HONDA
HARDY CHEVROLET
HARDY CHEVROLET INC.
HARRIET SALLEY AUTO GROUP LLC
HATCHER’S AUTO SALES
HEADQUARTER HONDA
HENDERSONVILLE AUTO BROKERS
HENDRICK HONDA
HENNESSY MAZDA PONTIAC
HERITAGE AUTOMOTIVE GROUP
HERRINGTON AUTOMOTIVE
HIALEAH MOTORS INC
HIGH Q AUTOMOTIVE CONSULTING
HIGHESTCASHFORCARS LLC
HILL & HILL AUTOMOTIVE SALES
HILL KELLY DODGE, INC
HILLMAN MOTORS, INC.
HILLTOP MOTORS

DEALER NAME
HILLWOOD AUTO SALES & SERVICE
HILTON HEAD NISSAN
HINESVILLE FORD COMPANY
HOLLYWOOD MOTOR CO #3
HOLLYWOOD MOTOR SALES
HOMESTEAD MOTORS
HONDA CARS OF BRADENTON
HONDA MALL OF GEORGIA
HONDA OF CONYERS
HONDA OF FRONTENAC
HONDA OF GAINESVILLE
HONDA OF MUFREESBORO
HONDA OF OCALA
HONDA OF TIFFANY SPRINGS
HONEYCUTT’S AUTO SALES, INC.
HOOSH’S AUTO SALES, INC.
HOOSIER AUTO LLC
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER PLYMOUTH DODGE
HOOVER MITSUBISHI CHARLESTON
HORACE G ILDERTON
HOUSTON AUTO EMPORIUM
HOUSTON CAR SALES INC
HOWARD AUTO GROUP
HT MOTORS INC
HUBLER AUTO PLAZA
HUBLER CHEVROLET INC
HUBLER FINANCE CENTER
HUBLER NISSAN, INC.
HUGH WHITE HONDA
HUNT AUTOMOTIVE, LLC
HWY 150 BUYERS WAY, INC.
HYUNDAI CERTIFIED CENTER
HYUNDAI OF GREER
HYUNDAI OF NICHOLASVILLE
IAUTO INC
IDEAL USED CARS INC
IMAGINE CARS
IMAGINE POWERSPORTS
IMPERIAL MOTORS
IMPERIAL SALES & LEASING INC
IMPORT’S LTD
IMPORTS OF TIDEWATER II
INDEPENDENCE AUTO SOLUTIONS

DEALER NAME
INDIAN RIVER LEASING CO
INDY AUTO LAND LLC
INTEGRITY MOTORS RVA LLC
INTERNATIONAL AUTO OUTLET
IPS MOTORS LLC
J & J MOTORS INC
J & L AUTO SALES
J&M AUTOMOBILES CORP
JACK DEMMER FORD, INC.
JACK KAIN FORD, INC.
JACK MAXTON CHEVROLET, INC
JACK MAXTON USED CARS
JACK MILLER AUTO PLAZA LLC
JACK MILLER KIA
JACKIE MURPHY’S USED CARS
JACK’S USED CARS
JAKE SWEENEY KIA
JAKMAX
JANSON AUTOMOTIVE
JARRETT GORDON FORD INC
JARRETT-GORDON FORD OF WINTER
JAX AUTO WHOLESALE, INC.
JAY WOLFE AUTO OUTLET
JAY WOLFE HONDA
JC AUTO MARKET LLC
JDF AUTO
JEFF DRENNEN FORD
JEFF WYLER CHEVROLET OF
JEFF WYLER DIXIE HONDA
JEFFERSON CHEVROLET CO.
JEFFREYS AUTO EXCHANGE
JENKINS ACURA
JENKINS HYUNDAI
JENKINS MAZDA
JENKINS NISSAN, INC.
JENROC AUTO SALES
JEREMY FRANKLINS SUZUKI OF KAN
JERRY MOTORS, INC.
JERRY WILSON’S MOTOR CARS
JEWEL AUTO SALES
JIM BURKE NISSAN
JIM BUTLER AUTO PLAZA
JIM M LADY OLDSMOBILE INC
JIM ORR AUTO SALES

DEALER NAME
JIMMY KAVADAS YOUR CREDIT MAN
JK AUTOMOTIVE GROUP LLC
JOHN BLEAKLEY FORD
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN SNYDER AUTO MART, INC.
JOHN WEISS TOYOTA SCION OF
JOHNNYS MOTOR CARS LLC
JORDAN AUTO SALES
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JPL AUTO EMPIRE
JT AUTO INC.
JUST-IN-TIME AUTO SALES INC
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KAHLER AUTO SALES LLC
KAHLO CHRYSLER JEEP DODGE INC
KALER LEASING SERVICES INC
KARGAR, INC.
KATHY’S KARS
KEITH PIERSON TOYOTA
KELLEY BUICK GMC INC
KEMET AUTO SALES
KENDALL TOYOTA
KENNYS AUTO SALES, INC
KENS KARS
KERRY NISSAN, INC.
KIA OF CANTON
KIA OF GREER
KIA OF LEESBURG
KIM GRAHAM MOTORS
KIN FOLK AUTO SALES
KING AUTOMOTIVE, LLC
KING SUZUKI OF HICKORY LLC
KINGS FORD, INC
KINGS HONDA
KINGS MAZDA
KISSELBACK FORD
KKS AUTO SALES
KLASSIC CARS LLC
KNE MOTORS, INC.
KOE-MAK CORP
KUHN HONDA VOLKSWAGON

DEALER NAME
KUNES COUNTY FORD OF ANTIOCH
KZ AUTO SALES
L & J AUTO SALES & LEASING LLC
LAFONTAINE AUTO GROUP
LAFONTAINE BUICK GMC OF ANN
LAGRANGE AUTO SALES
LAKE NISSAN SALES, INC.
LAKE WALES CHRSYLER DODGE
LANCASTER AUTO AND
LANCASTERS AUTO SALES, INC.
LANDERS MCLARTY SUBARU
LANE 1 MOTORS
LANIGAN’S AUTO SALES
LARA’S TRUCKS INC
LARRY JAY IMPORTS, INC
LASCO FORD INC
LATIN MOTORS INTERNATIONAL LLC
LAW AUTO SALES, INC
LEE KIA OF GREENVILLE
LEE’S AUTO SALES, INC
LEES SUMMIT DODGE CHRYSLER JEE
LEGACY AUTO SALES
LGE CORP
LIBERTY FORD, INC
LIBERTY MOTORS LLC
LIBERTY USED MOTORS INC
LIBERTYVILLE CHEVROLET LLC
LIGHTHOUSE AUTO SALES
LIONS MOTORS CORP
LMN AUTO INC
LOCKHART CADILLAC INC
LOKEY NISSAN
LONDOFF JOHNNY CHEVROLET INC
LONGSTREET AUTO
LOU FUSZ MOTOR CO
LOU SOBH AUTOMOTIVE OF
LUNA MOTOR GROUP CORP
LUXURY AUTO LINE LLC
LUXURY CARS & FINANCIAL, INC.
LUXURY FLEET LEASING LLC
M & M AUTO SUPER STORE
M & M AUTO WHOLESALERS, LLC
M & S AUTO SALES
MAC HAIK CHRYSLER DODGE JEEP

DEALER NAME
MACHADO AUTO SELL LLC
MAGIC MOTORS CENTER
MAHER CHEVROLET INC
MAINLAND AUTO SALES INC
MAINSTREAM AUTO SALES LLC
MALCOLM CUNNINGHAM HYUNDAI
MALOY AUTOMOTIVE LLC
MARANATHA AUTO
MARCH MOTORS INC.
MARIANNA MOTOR CO
MARIETTA LUXURY MOTORS
MARK THOMAS FORD
MARKAL MOTORS INC
MARLOZ OF HIGH POINT
MARTIN’S AUTO BROKERS LLC
MARTINS USED CARS INC
MASTER AUTO GROUP
MASTER CARS
MASTER CARS CO INC
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATHEWS HAROLD NISSAN
MATRIX AUTO SALES, INC.
MATT CASTRUCCI
MAUS MOTORS INC
MAXIE PRICE CHEVROLETS OLDS,
MAXIMUM DEALS, INC.
MAYSVILLE AUTO SALES
MAZDA OF ROSWELL
MCADENVILLE MOTORS
MCDANIELS ACURA OF CHARLESTON
MCGHEE AUTO SALES INC.
MCHUGH INC
MCJ AUTO SALES OF CENTRAL FLOR
MEACH AUTO SALES
MEDINA AUTO BROKERS
MEGA AUTO SALES LLC
MELRAY MOTORS CORP
MEMORIAL HWY AUTO SALES AND
MERLIN AUTOS LLC
MEROLLIS CHEVROLET SALES
METRO USED CARS
MGM AUTO SALES
MIA REPOS LLC

DEALER NAME
MIAMI AUTO SHOW LLC
MIAMI AUTO WHOLESALE
MIAMI CARS INTERNATIONAL INC
MICHAEL’S IMPORTS
MICHAEL’S MOTOR CO
MID AMERICA AUTO EXCHANGE INC
MID CITY MOTORS OF LEE COUNTY
MID LAKE MOTORS INC.
MID RIVERS MOTORS
MIDDLE TENNESSEE AUTO MART LLC
MIDDLETOWN FORD, INC
MIDFIELD MOTOR COMPANY, INC.
MID-TOWN MOTORS LLC
MID-TOWNE AUTO CENTER, INC.
MIDWAY AUTO GROUP
MIDWEST AUTO STORE LLC
MIDWEST FINANCIAL SERVICES
MIDWEST MOTORS
MIDWEST MOTORS & TIRES
MIDWESTERN AUTO SALES, INC.
MIGENTE MOTORS INC
MIKE ANDERSON USED CAR SUPER
MIKE BASS FORD
MIKE CASTRUCCI CHEVY OLDS
MIKE CASTRUCCI FORD OF ALEX
MIKE CASTRUCCI FORD SALES
MIKE KEFFER CHRYSLER DODGE
MIKE PRUITT HONDA INC
MIKES TRUCKS AND CARS
MILESTONE MOTORS, L.L.C.
MILLENIUM AUTO SALES
MILNES CHRYSLER DODGE JEEP
MINTON MOTOR CARS II LP
MIRA AUTO SALES LLC
MIRACLE CHRYSLER DODGE JEEP
MISSOURI MOTORS LLC
MLC MOTORCARS
MO AUTO SALES
MODERN CORP
MONARCH CAR CORP
MONZON AUTO SALES INC
MOODY AUTO SALES
MORRIS IMPORTS LLC
MOSS CURTAIN MOTORS LLC

DEALER NAME
MOTOR CAR CONCEPTS II
MOTOR CARS HONDA
MOTORCARS OF LANSING INC
MOTORCARS TOYOTA
MOTORHOUSE INC
MOTORMAX OF GRAND RAPIDS
MOTORS DRIVEN INC
MOTORS TRUST INC
MOTORSPORTS UNLIMITED INC
MR AUTO INC
MULDER AUTO SALES
MULLER HONDA OF GURNEE
MULLINAX FORD OF PALM BEACH
MUNN MOTORSPORTS HIGHLINE
MURPHY MOTOR CO
MURRAY’S USED CARS
MWS WHOLESALE AUTO OUTLET
MY CAR LLC
MYEZAUTOBROKER.COM LLC
NALLEY HONDA
NAPLETON’S HYUNDAI
NATIONAL AUTO CREDIT INC
NATIONAL CAR MART, INC
NATIONAL MOTORS, INC.
NATIONAL ROAD AUTOMOTIVE LLC
NAVA MOTORS CORP
NEIL HUFFMAN HONDA
NELSON AUTO SALES
NELSON MAZDA
NEW RIDE MOTORS INC
NEWPORT AUTO GROUP
NEWTON’S AUTO SALES, INC.
NEXT CAR INC
NICHOLAS DATA SERVICES, INC.
NICK MAYERS MARSHALL FORD LINC
NICKS AUTO MART
NIMNICHT PONTIAC
NISSAN ON NICHOLASVILLE
NORTH AMERICAN FLEET SALES INC
NORTH ATLANTA MOTORS LLC
NORTH BROTHERS FORD, INC
NORTH MAIN MOTORS INC
NORTHTOWNE OF LIBERTY SUZI,
NORTHWEST MOTORS INC

DEALER NAME
NOURSE CHILLICOTHE
NUMBER ONE IN RADIO ALARMS INC
OCEAN HONDA
OFFLEASE AUTOMART LLC
OHIO AUTO CREDIT LLC
OLDHAM MOTOR COMPANY LLC
ONE SOURCE AUTOS INC
ORANGE PARK AUTO MALL
ORANGE PARK DODGE
ORANGE PARK MITSUBISHI
ORLANDO AUTOS
OSCAR MOTORS CORPORATION
OV AUTO FARM
OXMOOR FORD LINCOLN MERCURY
OXMOOR MAZDA
PALM BAY FORD
PALM BAY MOTORS
PALM BEACH AUTO DIRECT
PALMETTO FORD
PALMETTO WHOLESALE MOTORS
PARAMOUNT AUTO
PARK AUTO MALL, INC
PARKWAY MOTORS INC
PAYLESS MOTORS LLC
PC AUTO SALES LLC
PCT ENTERPRISES OF FLORIDA LLC
PEGGY’S AUTO SALES
PENLAND AUTOMOTIVE LLC
PENNINGTON AUTOMOTIVE
PENSACOLA AUTO BROKERS, INC
PEREZ SALES & SERVICE, INC
PERFORMANCE CHEVROLET BMW
PERFORMANCE CHRYSLER JEEP DODG
PERFORMANCE TOYOTA
PETE MOORE CHEVROLET, INC
PETERS AUTO SALES, INC.
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS CHRYSLER-JEEP, INC
PHOENIX MOTORS
PIEMONTES DUNDEE CHEVROLET
PILES CHEV-OLDS-PONT-BUICK
PINELLAS PARK AUTO INC
PINEVILLE IMPORTS
PINNACLE AUTO SALES

DEALER NAME
PLANET SUZUKI
PLATINUM AUTO EXCHANGE INC
PLATTE CITY AIRPORT CHRYSLER D
PLATTNER’S
POGUE CHEVROLET INC
PORTAL AUTOMOTIVE INC
POWER MOTORS LLC
POWERBUY MOTORS
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER AUTOMOTIVE GROUP INC
PREMIER AUTOWORKS SALES &
PREMIER DODGE CHRYSLER JEEP
PREMIERE MOTOR SPORTS LLC
PREMIUM CARS OF MIAMI LLC
PRESPA AUTO SALES
PRESTIGE AUTO BROKERS
PRESTIGE AUTO EXCHANGE
PRESTIGE AUTO GROUP
PRESTIGE AUTO MALL
PRESTIGE AUTO SALES & RENTALS
PRESTON AUTO OUTLET
PRICE RIGHT STERLING HEIGHTS
PRICED RIGHT AUTO SALES LLC
PRICED RIGHT AUTO, INC.
PRICED RIGHT CARS, INC
PRIDE AUTO SALES
PRIME MOTORS INC
PRINCE AUTO SALES LLC
PROCAR
Q AUTOMOTIVE BRANDON FL LLC
QUALITY AUTO CENTER
QUALITY AUTO SALES OF FL LLC
QUALITY CARS INC
QUALITY IMPORTS
R & B CAR COMPANY
R & M HOLDINGS GROUP INC
R & R AUTO SALES AND REPAIRS
RACE WAY AUTO SALES INC
RADER CAR CO INC
RAMOS AUTO LLC
RANDY CURNOW AUTO PLAZA/RC
RANDY SHIRKS NORTHPOINTE AUTO
RANKL & RIES MOTORCARS, INC

DEALER NAME
RAY CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN WESTSIDE
RAYMOND CHEVROLET KIA
RE BARBER FORD INC
RED SHAMROCK LLC
REGAL PONTIAC, INC.
REGIONAL WHOLESALE
REIDSVILLE NISSAN INC
REINEKE FORD LINCOLN MERCURY
RENEWIT CAR CARE
REVOLUTION MOTORS LLC
REXFORD AUTOMOTIVES
RICE AUTO SALES
RICH AUTO SALES LTD
RICHARD HUGES AUTO SALES
RICHMOND HONDA
RICK HENDRICK CHEVROLET
RICK HILL NISSAN INC
RIDE N DRIVE
RIGHT PRICE AUTO SALES OF
RIGHTWAY AUTOMOTIVE CREDIT
RIGHTWAY AUTOMOTIVE CREDIT
RITEWAY AUTO SALES
RIVER CITY AUTO SALES INC
RIVERBEND FORD
RIVERSIDE MOTORS, INC
RIVIERA AUTO SALES SOUTH INC
RJ’S AUTO SALES
ROAD MASTER AUTO GROUP INC
ROB PARTELO’S WINNERS
ROBERT-ROBINSON CHEVROLET
ROBERTS COMPANY MOTOR MART LLC
ROCK AUTO KC INC
ROCK BOTTOM AUTO SALES, INC.
ROCK ROAD AUTO PLAZA
ROD HATFIELD CHRYSLER DGE JEEP
ROGER WILSON MOTORS INC
ROSE AUTOMOTIVE INC
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSEDALE AUTO SALES INC
ROSEN HYUNDAI OF ALGONQUIN LLC

DEALER NAME
ROSEN MAZDA
ROSEN MAZDA OF WAUKEGAN
ROUEN CHRYSLER DODGE JEEP INC
ROUEN MOTORWORKS LTD
ROY O’BRIEN, INC
ROYAL AUTO SALES
ROYAL FAMILY MOTORS INC
RPM AUTO SALES
RYAN’S AUTO SALES
S & M AUTO BROKERS INC
S S AUTO INC
SALTON MOTOR CARS INC
SANDY SANSING FORD LINCOLN LLC
SANSING CHEVROLET, INC
SARASOTA FORD
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH MOTORS INC
SAVANNAH TOYOTA & SCION
SC AUTO SALES
SCHAELL MOTORS
SCHIRRAS AUTO INC
SCOTT CLARK HONDA
SEHER ENTERPRISES INC
SELECT AUTO
SELECT AUTO NETWORK LLC
SELECT AUTO SALES
SELECT CARS OF CLEVELAND LLC
SELECT MOTORS OF TAMPA INC.
SENA MOTORS INC
SHAD MITSUBISHI
SHARP CARS OF INDY
SHAVER AUTOMOTIVE LLC
SHEEHY GLEN BURNIE INC.
SHERDAN ENTERPRISES LLC
SHERMAN DODGE
SHOALS UNIVERSITY KIA
SHOOK AUTO INC
SHORELINE AUTO CENTER INC
SHOW ME AUTO MALL INC
SIGN & DRIVE AUTO SALES LLC
SKAGGS RV OUTLET LLC
SMART CHOICE AUTO GROUP
SOBH AUTOMOTIVE

DEALER NAME
SOMERSET MOTORS
SOURCE AUTOMOTIVE INC
SOUTH BEACH MOTOR CARS
SOUTH CHARLOTTE PREOWNED AUTO
SOUTH MOTORS HONDA
SOUTH SUBURBAN MITSUBISHI
SOUTHEAST JEEP EAGLE
SOUTHERN CHOICE AUTO LLC
SOUTHERN COUNTRY INC
SOUTHERN KENTUCKY AUTO & TRK
SOUTHERN LUXURY CARS
SOUTHERN MOTOR COMPANY
SOUTHERN POINTE AUTOMOTIVE
SOUTHERN STAR AUTOMOTIVE
SOUTHERN TRUST AUTO GROUP
SOUTHPORT MOTORS
SOUTHTOWN MOTORS HOOVER
SOUTHWEST AUTO SALES
SPACE & ROCKET AUTO SALES
SPARTANBURG CHRYSLER JEEP INC
SPEEDWAY MOTORS, INC
SPIRIT FORD INC
SPITZER DODGE
SPITZER KIA
SPORTS AND IMPORTS, INC.
SRQ AUTO LLC
STANFIELD AUTO SALES
STAN’S CAR SALES
STAR AUTO
STAR AUTO SALES
STARGATE AUTO SALES LLC
STARK AUTO SALES
STARMOUNT MOTORS LLC
STARRS CARS AND TRUCKS, INC
STATELINE CHRYSLER DODGE JEEP
STEELY LEASE SALES
STEPHEN A FINN AUTO BROKER
STERLING AUTO SALES
STERLING AUTOMOTIVE LLC
STEVE JOHNSON AUTO WORLD INC
STEVE RAYMAN CHEVROLET, LLC
STEWART AUTO GROUP OF
STL CAR CREDIT
STOKES AUTOMOTIVE INC

DEALER NAME
STOKES BROWN TOYOTA SCION
STOKES BROWN TOYOTA SCION
STOKES HONDA CARS OF BEAUFORT
STOKES KIA
STOKES USED CAR CENTER
STONE MOUNTAIN NISSAN
SUBARU OF WICHITA LLC
SUBURBAN AUTO SALES
SUBURBAN CHRYSLER JEEP DODGE
SUFFIELD MOTORS
SUMMIT AUTO SALES CORP
SUMMIT CITY CHEVROLET, INC.
SUMMIT PLACE KIA
SUMMIT PLACE KIA MT. CLEMENS
SUN TOYOTA
SUNCOAST QUALITY CARS LLC
SUNNY DAY AUTO SALES & SERVICE
SUNNY FLORIDA MOTORS, INC.
SUNNY KING TOYOTA
SUNRISE CHEVROLET
SUNSET MOTORS
SUNTRUP HYUNDAI INC
SUNTRUP HYUNDAI WEST INC
SUNTRUP KIA OF WEST COUNTY
SUNTRUP NISSAN VOLKSWAGEN
SUPER AUTO SALES
SUPER DEAL AUTO SALES LLC
SUPERIOR BUICK GMC
SUPERIOR CHEVROLET
SUPERIOR HYUNDAI SOUTH
SUPERIOR MOTORS NORTH
SUPERIOR USED VEHICLES LLC
SUTHERLAND CHEVROLET INC
SUTHERLIN NISSAN
SUTHERLIN NISSAN MALL OF GA.
SVG MOTORS LLC
SW PREMIER MOTOR GROUP INC
SWANNS RENTAL AND SALES INC
TAMERON AUTOMOTIVE GROUP
TAMIAMI FORD, INC.
TAMPA AUTO SOURCE INC
TARGET AUTOMOTIVE
TAYLOR MORGAN INC
TEAM AUTOMOTIVE

DEALER NAME
TEAM NISSAN OF MARIETTA
TENA AUTOMOTIVE LLC
TENNESSEE AUTO GROUP & LEASING
TENNESSEE AUTOPLEX, LLC
TERRE HAUTE AUTO AND EQUIPMENT
TERRY LABONTE CHEVROLET
TEXAS CAPITAL AUTO CREDIT
THE 3445 CAR STORE, INC.
THE AUTO BROKER
THE AUTO GROUP LLC
THE AUTO STORE
THE AUTO STORE
THE AUTO WAREHOUSE
THE AUTOBLOCK
THE BOULEVARD CAR LOT
THE CAR BARN
THE CAR CABANA OF
THE CAR COMPANY
THE CAR CONNECTION, INC.
THE CAR GUYS INC
THE CAR MAN LLC
THE CAR STORE
THE LUXURY AUTOHAUS INC.
THE MONTGOMERY GROUP LLC
THE REPO STORE
THE RITE CAR
THOMAS & SON INC.
THOMASVILLE TOYOTA
THORNTON CHEVROLET, INC
THORNTON ROAD CHRYSLER DODGE
THORNTON ROAD HYUNDAI
THORNTON ROAD KIA
THRIFTY CAR SALES
TIDE AUTOS INC
TILLMAN AUTO LLC
TIM FRENCH SUPER STORES, LLC
TIM SHORT PREMIERE USED CARS
TIM TOMLIN AUTOMOTIVE GROUP
TIME TO BUY LLC
TIMS AUTO SALES
TINPUSHER LLC
TKP AUTO SALES INC
TNT AUTO SALES INC
TOM HOLZER FORD

DEALER NAME
TONY ON WHEELS INC
TONY’S AUTO SALES OF
TONY’S AUTO WORLD
TOP CHOICE AUTO LLC
TOWN & COUNTRY FORD, INC.
TOWN CARS AUTO SALES
TOWNSENDS MAGNOLIA
TOYOTA OF GREENVILLE, INC
TOYOTA OF HOLLYWOOD
TOYOTA OF LAKEWOOD
TOYOTA OF LOUISVILLE, INC.
TOYOTA OF MCDONOUGH
TOYOTA OF WARSAW
TOYOTA ON NICHOLASVILLE
TRIAD AUTO GROUP NC LLC
TRIAD AUTOPLEX
TRINITY AUTOMOTIVE
TRIPLE E AUTO LLC
TROPICAL AUTO OUTLET
TRUCK TOWN INC
TRUSSVILLE WHOLESALE AUTOS
TRUST MOTORS LLC
TUBBS AUTO SALES LLC
UCAR, INC.
U-DRIVE AUTO LLC
ULTIMATE IMAGE AUTO, INC
UNITED AUTO BROKERS
UNITED AUTO SALES
UNITED AUTO SALES AND
UNITED LUXURY MOTORS LLC
UNITED VEHICLE SALES
UNIVERSAL AUTO PLAZA
UNIVERSAL AUTO PLAZA LLC
UNIVERSITY CHRYSLER DODGE JEEP
UNIVERSITY HYUNDAI OF DECATUR
UNLIMITED AUTO GROUP INC
UNLIMITED AUTOMOTIVE
UPSTATE LIL BOYZ TOYZ LLC
US 1 CHRYSLER DODGE JEEP
USA AUTO & LENDING INC
USA CHOPPERS
USA MOTORCARS
USED CAR SUPERMARKET
V & S AUTO SALES LLC

DEALER NAME
V & V AUTO CENTER INC
VA CARS INC
VAN PAEMEL SALES
VANN YORK BARGAIN CARS LLC
VANN YORK PONTIAC BUICK GMC
VANN YORK TOYOTA, INC
VANS AUTO SALES
VANTAGE MOTORS LLC
VEHICLES 4 SALES, INC.
VELOCITY MOTORS INC
VERACITY MOTOR COMPANY LLC
VESTAVIA HILLS AUTOMOTIVE
VICTORIA MOTORS, LLC
VICTORY AUTO INC
VIDAH MOTORSPORTS
VILLAGE AUTO OUTLET INC
VILLAGE AUTO SALES
VILLAGE AUTOMOTIVE
VINCE WHIBBS PONTIAC-GMC
VININGS ENTERPRISES INC
VIP AUTO ENTERPRISES INC
VIP AUTO GROUP, INC.
VIP AUTO MALL
VISION AUTO LLC
VOGUE MOTOR CO INC
VOLVO OF FT. MYERS
VOLVO SALES & SERVICE CENTER I
VULCAN MOTORS LLC
W & S AUTO CENTER INC
WABASH AUTO CARE INC
WADE FORD INC
WALDROP MOTORS INC
WALLEYS AUTO SALES
WALTERBORO MOTOR SALES
WARSAW BUICK GMC
WASHINGTON AUTO GROUP
WEB AUTO BROKERS
WEBBER AUTOMOTIVE LLC
WEINE AUTO SALES EAST
WEINLE AUTO SALES
WEST ALABAMA WHOLESALE
WEST CLAY MOTOR COMPANY LLC
WEST END AUTO SALES & SERVICE
WEST MAIN MOTORS

DEALER NAME
WESTERN AUTO SALES INC
WHEELS & DEALS AUTO SALES
WHEELS MOTOR SALES
WHITEWATER MOTOR COMPANY INC
WHOLESALE, INC
WILDCAT AUTO SALES
WILLETT HONDA SOUTH
WILLS MOTOR SALES
WIN - WIN AUTO CENTER CORP
WONDERGEM, INC
WOODBRIDGE MOTORS, INC.
WOODY ANDERSON FORD
WOODY SANDER FORD, INC.
WORLD AUTO NETWORK INC
WORLD AUTO, INC.
WORLD CAR CENTER & FINANCING
WORLDWIDE MOTORS LLC
WORLEY AUTO SALES
WOW CAR COMPANY
XL1 MOTORSPORTS, INC
XPRESS AUTO MALL
YES AUTO SALES INC
YOU SELECT AUTO SALES LLC
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
YPSILANTIS IMPORT AUTO SALES
ZAPPIA MOTORS